UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2007
                                                           -------------

                      PROVIDENT COMMUNITY BANCSHARES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  1-5735               57-1001177
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(State or other Jurisdiction of      (Commission          (IRS Employer
incorporation or organization)       File Number)         Identification No.)

2700 Celanese Road, Rock Hill, South Carolina             29732
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:       (803) 325-9400
                                                          --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition.
            ----------------------------------------------

     On July 17, 2007, Provident Community Bancshares, Inc., the holding company for Provident Community Bank, N.A., announced its financial results for the quarter ending June 30, 2007. The press release announcing financial results for the quarter ending June 30, 2007 is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

(a)  Financial Statement of Businesses Acquired: Not applicable

(b)  Pro Forma Information: Not applicable

(c)  Shell Company Transactions: Not applicable

(d)  Exhibits

            Number            Description
            ------            -----------
            99.1              Press Release Dated July 17, 2007



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Provident Community Bancshares, Inc.

Dated: July 17, 2007                By: /s/ Dwight V. Neese
                                        ------------------------
                                        Dwight V. Neese
                                        President and Chief Executive Officer